UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2014

MARRIOTT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13881 (Commission File Number)	52-2055918 (IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
As discussed in our Quarterly Report on Form 10-Q for the period ended March 31, 2014 ("2014 First Quarter Form 10-Q"), Marriott International, Inc. ("we," "our," or "us") modified the information that our President and Chief Executive Officer reviews to be consistent with our continent structure. This structure, which is designed to let us operate more efficiently and accelerate our worldwide growth, aligns our business around geographic regions. As a result of modifying our reporting information, we revised our operating segments to eliminate our former Luxury segment. We allocated that former segment between our existing North American Full-Service operating segment, and the following four new operating segments: Asia Pacific, Caribbean and Latin America, Europe, and Middle East and Africa. Although our North American Full-Service and North American Limited-Service segments meet the applicable accounting criteria to be reportable business segments, our four new operating segments do not meet the criteria for separate disclosure as reportable business segments. Accordingly, we combined our four new operating segments into an "all other" category which we refer to as "International."
We are filing Exhibit 99 to this Current Report on Form 8-K to facilitate comparisons of our current reportable business segments with prior periods. Exhibit 99 recasts the historical reportable business segment information from our Annual Report on Form 10-K for the year ended December 31, 2013 ("2013 Form 10-K") to be consistent with the presentation of reportable business segments in our 2014 First Quarter Form 10-Q. Exhibit 99 revises Items 7 and 8 of Part II of our 2013 Form 10-K, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Financial Statements and Supplementary Data" solely to reflect the segment change we describe above. It does not include other parts of our 2013 Form 10-K or reflect activities and events occurring after February 20, 2014, the date we filed our 2013 Form 10-K. Therefore, you should read this Form 8-K in conjunction with our 2013 Form 10-K and our 2014 First Quarter Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed or submitted electronically with this report:

Exhibit 23	Consent of Ernst & Young LLP
Exhibit 99
Items 7 and 8 from Part II of our 2013 Form 10-K ("Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Financial Statements and Supplementary Data"), revised to reflect recast reportable business segment information

Exhibit 101.INS	XBRL Instance Document
Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document
Exhibit 101.CAL	XBRL Taxonomy Calculation Linkbase Document
Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase
Exhibit 101.LAB	XBRL Taxonomy Label Linkbase Document
Exhibit 101.PRE	XBRL Taxonomy Presentation Linkbase Document

We have submitted electronically the following documents formatted in XBRL (Extensible Business Reporting Language) as Exhibit 101 to this report: (i) the Consolidated Statements of Income for the 368 days ended December 31, 2013, 364 days ended December 28, 2012, and 364 days ended December 30, 2011; (ii) the Consolidated Balance Sheets at December 31, 2013, and December 28, 2012; (iii) the Consolidated Statements of Cash Flows for the 368 days ended December 31, 2013, 364 days ended December 28, 2012, and 364 days ended December 30, 2011; (iv) the Consolidated Statements of Comprehensive Income for the 368 days ended December 31, 2013, 364 days ended December 28, 2012, and 364 days ended December 30, 2011; (v) the Consolidated Statements of Shareholders’ (Deficit) Equity for the 368 days ended December 31, 2013, 364 days ended December 28, 2012, and 364 days ended December 30, 2011; and (vi) Notes to Consolidated Financial Statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date:	July 3, 2014	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23	Consent of Ernst & Young LLP

99
Items 7 and 8 from Part II of our 2013 Form 10-K ("Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Financial Statements and Supplementary Data"), revised to reflect recast reportable business segment information

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase

101.LAB	XBRL Taxonomy Label Linkbase Document

101.PRE	XBRL Taxonomy Presentation Linkbase Document

4